TEMPLETON INSTITUTIONAL FUNDS, INC.




                         TIFI Foreign Equity Series
                               ANNUAL REPORT













                               December 31, 1997
[Templeton Logo]

TECHNOLOGY UPDATE: FRANKLIN TEMPLETON
COMBATS THE YEAR 2000 PROBLEM
By Charles B. Johnson
President of Franklin Resources, Inc.

     As we near the 21st century, Franklin Templeton is taking important steps to tackle the computer glitch dubbed the Year 2000 Problem, Y2K, or the Millennium Bug. The problem originated from the software designers' attempt to save memory by recording years in a two-digit format -- "98" instead of "1998", for example -- but didn't take into account that the year 2000 or "00", could also be interpreted as 1900. Uncorrected, this problem could prevent computers from accurately processing date-sensitive data after 1999.

     Franklin Templeton's Information Services & Technology division established a Year 2000 Project Team that has already begun making the necessary software changes to help ensure that our computer systems, which service the funds and their shareholders, will be Year-2000 Compliant. As changes reach completion, we will conduct comprehensive tests to verify their effectiveness. We will also require all of our major software or data-services suppliers to be Year-2000 Compliant.

     In addition, with an estimated 80% of businesses facing the Year 2000 Problem, mutual fund portfolio managers must be aware of the impact it could have on companies in their portfolios. That is why Franklin Templeton portfolio managers consistently keep this issue in mind while selecting investments and managing their portfolios.




MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

     *  ARE NOT FDIC INSURED;

     *  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
        ANY FINANCIAL INSTITUTION;

     *  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE
        LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                               December 31, 1997

Dear Shareholders:

     In general, 1997 proved to be a year of contrasting fortunes. It was a year when the bill for the extended consumption of "free lunches" arrived with a vengeance in Asia. It was a year when developed markets, powered by the perceived benefits of the 'New Paradigm,' continued their seemingly inexorable rise. Perhaps most importantly of all, it was a year when the combined benefits of diligent company research and portfolio diversification were clearly demonstrated.
     For the quarter and one year periods ending December 31, 1997, the Templeton Institutional Funds, Inc. Foreign Equity Series (the "Fund") reported a return of -6.5% and 11.4%, compared to the unmanaged Morgan Stanley Capital International Europe, Australia, Far East ("MSCI EAFE") Index returns of -7.8% and 2.1%, respectively. For the three- and

[Photo of Gary Motyl]

GARY MOTYL HAS BEEN A PORTFOLIO MANAGER AND RESEARCH ANALYST WITH TEMPLETON INVESTMENT COUNSEL, INC. SINCE 1981. HE CURRENTLY MANAGES SEVERAL
INSTITUTIONAL MUTUAL FUNDS, AND IS RESPONSIBLE FOR MANAGING MANY OF OUR SEPARATE ACCOUNT PORTFOLIOS. MR. MOTYL'S RESEARCH RESPONSIBILITIES INCLUDE THE GLOBAL AUTOMOBILE INDUSTRY AND U.S.-BASED UTILITIES AS WELL AS COUNTRY COVERAGE OF GERMANY.

PRIOR TO JOINING THE TEMPLETON ORGANIZATION, MR. MOTYL WORKED FROM 1974 TO 1979 AS A SECURITY ANALYST WITH STANDARD & POOR'S CORPORATION. HE THEN WORKED AS A RESEARCH ANALYST AND PORTFOLIO MANAGER FROM 1979 TO 1981 WITH LANDMARK FIRST NATIONAL BANK. IN THIS CAPACITY HE HAD RESPONSIBILITY FOR EQUITY RESEARCH AND MANAGED SEVERAL PENSION AND PROFIT SHARING PLANS.

MR. MOTYL HOLDS A BACHELOR OF SCIENCE IN FINANCE DEGREE FROM LEHIGH UNIVERSITY IN PENNSYLVANIA AND A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM PACE UNIVERSITY IN NEW YORK, AND IS A CHARTERED FINANCIAL ANALYST.



                          TOTAL RETURNS AS OF 12/31/97

                                                                  CUMULATIVE
                     ONE-YEAR       THREE-YEAR     FIVE-YEAR      SINCE
                     AVERAGE        AVERAGE        AVERAGE        INCEPTION(1,3)
                     ANNUAL(1,2)    ANNUAL(1,2)    ANNUAL(1,2)    (10/18/90)
TIFI Foreign
Equity Series....... 11.4%          15.3%          15.5%          139.4%

MSCI EAFE Index(4)..  2.1%           6.6%          11.7%           62.9%

(1) The Investment Manager and Fund Administrator have agreed in advance to waive a portion of their respective fees in order to limit the total expenses of the Fund to 1% of average net assets through April 30, 1998. If these fee waivers are insufficient to so limit the Fund's expenses, the Fund Administrator has agreed to make certain payments to reduce the Fund's expenses. After April 30, 1998, these agreements may end at any time upon notice to the Board. These voluntary agreements did not result in any fee waivers for the Fund for the fiscal year ended December 31, 1997. Past expense waivers by the Fund's manager increased the Fund's total returns.

(2) Average annual total return represents the average annual change in value of an investment over the indicated periods.

(3) Cumulative total return represents the change in value of an investment over the indicated periods.

(4) The index is unmanaged, does not contain cash, and does not include management expenses. The index includes reinvested dividends. One cannot invest directly in an index.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


                                                                    continued...

TEMPLETON INSTITUTIONAL FUNDS, INC. FOREIGN EQUITY SERIES
LETTER CONTINUED................................................................



GEOGRAPHIC DISTRIBUTION ON 12/31/97
(Equity Assets as a Percentage of Total Net Assets)

Europe                        61.4%
North America                  3.3%
Asia                           8.9%
Australia/New Zealand          5.7%
Latin America                  6.6%

FUND ASSET ALLOCATION ON 12/31/97*

Short Term & Other            14.1%
Equity*                       85.9%

*Equity includes convertible and preferred securities


five-year periods ending December 31, 1997, the Fund produced average annual returns of 15.3% and 15.5% versus MSCI EAFE returns of 6.6% and 11.7%, respectively. Please remember that the Fund's performance differs from that of the index because, among other things, the index does not contain cash (the Fund generally carries a certain percentage of cash at any given time), is not managed according to any investment strategy, and includes no management expenses. Of course, one cannot invest directly in an index.

          The Fund continues to be well diversified while maintaining significant weightings in both Europe and the financial sector. The Fund's overall weighting in Asia at the end of 1997 was 8.9%. As value-oriented investors, we utilized market volatility to uncover securities at what we believe to be distressed prices throughout Asia. We also recognize that the crisis in Asia has had a spillover effect, commonly known as the "Asian Contagion," and in some instances it unfairly overshadowed the economies of some other countries, providing value-oriented investors with even more opportunities on a worldwide basis. As you know, all of the country and sector weightings in the Fund are a function of our bottom-up investment style, which we have employed for more than 50 years. We will continue to patiently and cautiously seek opportunities in this period of great despondency and challenge.

          We believe that volatility in world market returns will continue and perhaps become more of a feature in developed markets, and that the patient investor could benefit from this. The key to our portfolio management style will remain the same: diligent company research and portfolio diversification.

          In the run up to 1997, the economic view was that the Asian growth rates were the product of a combination of low cost labor, a high domestic savings rate, an improved skills base, and a dynamic competitive entrepreneurial culture. All are at least partially true; however, in many cases, the Asian emerging markets tied their currencies either explicitly to the U.S. dollar, to a U.S. dollar-dominated currency basket, or to a level of stability which implicitly tracked the U.S. dollar. The principal problem is that unless a country, whose currency is U.S. dollar linked, had an economy synchronized to that of the U.S., then either that country's domestic interest rate policy will be inappropriate, or there will exist an interest rate differential presenting a potential arbitrage opportunity for as long as the currency link is maintained. What occurred in Asia was a mixture of the two.

          In Hong Kong, for example, there existed an extended period of negative real interest rates. Typically, this inflates asset values. In Hong Kong, it took the form of a property price inflation explosion which is currently being deflated by the emergence of positive real interest rates. In Thailand, property prices soared, and property development expanded sharply and indiscriminately. However, Thailand differed from Hong Kong in that Thai property companies and banks not only reduced the cost of development by raising the funding in U.S. dollars (rather than the higher cost Thai baht), but they also geared their balance sheets to do so. However, this cost reduction can last only as long as the position of the tied exchange rate can resist the fundamental forces of supply and demand. When that position cannot be maintained, the accumulated 'savings' and possibly more will have to be repaid.

     In Thailand, lower-than-economic-funding costs proved unsustainable. Now, the Thai baht has been forced to adjust to reflect the underlying economic fundamentals and subsequently left a massive oversupply of property in Thailand. Many companies have a currency-mismatched balance sheet, and have become hostage to the vagaries of short-term currency fluctuations. This is also the situation in other Asia-Pacific markets.

     As we have recently witnessed in Asia, bear markets can be long-lived or short and savage. The confidence that surrounded prospects in Asia has been ebbing away in response to these market movements and the subsequent financial fallout. While it is true that there is a genuine cause for concern over the possibility of a debt moratorium being declared by certain countries, most notably South Korea and Indonesia, we believe that there may be 'bargain' stocks in Asia.

     Widely different returns characterized 1997. In emerging markets, the outcome was mixed. Asian returns were strongly negative, and the ten worst performing markets were in the Pacific Rim. Thailand, South Korea, and Indonesia were the most damaged, with U.S. dollar declines of over 65% by year end. Some non-Asian emerging markets made substantial gains, with Turkey, Hungary, Greece, and Mexico all recording U.S. dollar returns in excess of 30%. In the developed markets, returns, for the most part, were strongly positive. Continental Europe, in general, produced returns in the 20-30% range (in U.S. dollars). An exception to this rule for developed markets was Japan, where the eight-year bear market continued, most recently with high profile bankruptcies such as Yamaichi Securities Ltd.

     Four or five years ago, we were being asked why an investor should invest in global funds. Why not simply concentrate on emerging markets? Now, some investors question why one would invest in emerging markets. Now, as then, our answer is unchanged. We should invest where the most undervalued securities exist. After this year's events, there may be a greater potential for value found in the emerging markets, and, if so, we would expect portfolios to reflect this through 1998.

     In the developed markets, there are now fewer undervalued securities, and in some cases overvalued securities. Hence, exposure there is likely to continue to decline. Europe historically has represented a fairly large exposure for the Fund, and while we have not found many new 'bargains' there at present, neither are there a large number of overvalued securities. It is therefore likely that the Fund's exposure to Europe will continue along current lines.

     In our view, the best way to minimize volatility is to invest in the most undervalued securities worldwide. Risk lies in investing in securities which are overvalued, and as such, risk can be minimized -- but not removed -- by diligent company research which leads to a diversified


                      INDUSTRY DIVERSIFICATION ON 12/31/97
                         (Percent of Total Net Assets)


                        Finance                   24.5%
                        Services                  19.3%
                        Energy                    12.3%
                        Materials                 11.1%
                        Capital Equipment          8.5%
                        Consumer Goods             7.6%
                        Multi-Industry             2.6%



                        10 LARGEST POSITIONS ON 12/31/97
                         (Percent of Total Net Assets)

                  Telecom Italia SpA               1.9%
                  Rhone-Poulenc SA                 1.9%
                  Telefonica de Espana SA          1.5%
                  Nycomed Amersham Plc.            1.5%
                  Telebras-Telecomunicacoes
                  Brasileiras SA                   1.5%
                  Societe Elf Aquitaine SA         1.5%
                  Zuerich Versicherung             1.5%
                  Thames Water Group Plc.          1.4%
                  Deutsche Bank AG                 1.3%
                  Banque Nationale de Paris        1.3%

                                                                             3

TEMPLETON INSTITUTIONAL FUNDS, INC. FOREIGN EQUITY SERIES letter continued--------------------------------------------------------

Total Return Index Comparison(1)
$5,000,000 Investment: 10/18/90 - 12/31/97

[graph]

              TIFI-Foreign Equ       MS EAFE               CPI
10/18/90      $ 5,000,000.00       $5,000,000.00       $5,000,000.00
10/31/90      $ 4,969,999.79       $5,030,345.00       $5,012,580.65
11/30/90      $ 4,875,000.00       $4,734,560.71       $5,023,608.32
12/31/90      $ 4,860,000.13       $4,814,574.79       $5,023,608.32
 1/31/91      $ 5,005,000.11       $4,968,641.18       $5,053,749.97
 2/28/91      $ 5,614,714.77       $5,504,757.57       $5,061,330.60
 3/31/91      $ 5,452,703.32       $5,175,022.59       $5,068,922.59
 4/30/91      $ 5,503,331.66       $5,227,290.32       $5,076,525.98
 5/31/91      $ 5,579,274.89       $5,282,699.59       $5,091,755.56
 6/30/91      $ 5,295,754.37       $4,897,590.79       $5,106,521.65
 7/31/91      $ 5,604,588.82       $5,138,062.50       $5,114,181.43
 8/31/91      $ 5,614,714.77       $5,036,328.86       $5,129,012.55
 9/30/91      $ 5,756,474.79       $5,319,874.18       $5,151,580.21
10/31/91      $ 5,736,223.36       $5,397,012.35       $5,159,307.58
11/30/91      $ 5,685,594.54       $5,147,670.38       $5,174,269.57
12/31/91      $ 5,899,356.20       $5,415,864.01       $5,177,891.56
 1/31/92      $ 6,060,449.72       $5,302,130.87       $5,185,658.40
 2/29/92      $ 6,154,883.90       $5,114,435.43       $5,204,326.77
 3/31/92      $ 6,108,303.64       $4,776,882.70       $5,230,868.84
 4/30/92      $ 6,304,442.05       $4,800,767.11       $5,238,192.05
 5/31/92      $ 6,657,490.87       $5,123,378.66       $5,245,525.52
 6/30/92      $ 6,584,639.48       $4,882,067.52       $5,264,409.41
 7/31/92      $ 6,360,481.75       $4,758,551.22       $5,275,464.67
 8/31/92      $ 6,181,155.04       $5,058,815.80       $5,290,235.97
 9/30/92      $ 6,024,244.63       $4,960,674.77       $5,305,048.63
10/31/92      $ 5,811,294.52       $4,701,727.55       $5,323,616.30
11/30/92      $ 5,822,502.68       $4,747,334.31       $5,331,069.37
12/31/92      $ 5,820,811.46       $4,773,444.64       $5,327,337.62
 1/31/93      $ 5,843,978.84       $4,774,399.33       $5,353,441.57
 2/28/93      $ 5,971,399.74       $4,920,018.51       $5,372,178.62
 3/31/93      $ 6,119,128.07       $5,350,520.13       $5,390,981.24
 4/30/93      $ 6,316,144.98       $5,859,889.65       $5,406,075.99
 5/31/93      $ 6,484,189.18       $5,985,291.29       $5,413,644.50
 6/30/93      $ 6,362,501.96       $5,893,117.80       $5,421,223.60
 7/31/93      $ 6,466,805.45       $6,100,555.55       $5,421,223.60
 8/31/93      $ 6,924,581.09       $6,431,205.66       $5,436,403.03
 9/30/93      $ 6,872,429.34       $6,287,789.77       $5,447,819.47
10/31/93      $ 7,278,053.79       $6,482,711.26       $5,470,155.53
11/30/93      $ 7,110,009.58       $5,917,418.83       $5,473,984.64
12/31/93      $ 7,801,439.17       $6,345,839.96       $5,473,984.64
 1/31/94      $ 8,357,848.58       $6,883,967.19       $5,488,764.40
 2/28/94      $ 8,129,427.86       $6,866,068.87       $5,507,426.20
 3/31/94      $ 7,768,919.31       $6,571,514.52       $5,526,151.45
 4/30/94      $ 7,881,598.04       $6,851,461.04       $5,533,888.06
 5/31/94      $ 7,911,250.51       $6,813,778.00       $5,537,761.78
 6/30/94      $ 7,656,240.01       $6,911,896.40       $5,556,590.17
 7/31/94      $ 7,988,346.72       $6,979,632.99       $5,571,592.96
 8/31/94      $ 8,261,148.48       $7,146,446.22       $5,593,879.34
 9/30/94      $ 8,065,442.93       $6,922,762.45       $5,608,982.81
10/31/94      $ 8,237,426.62       $7,154,674.99       $5,612,909.10
11/30/94      $ 7,881,598.04       $6,812,681.53       $5,620,205.88
12/31/94      $ 7,819,891.47       $6,856,963.96       $5,620,205.88
 1/31/95      $ 7,594,902.43       $6,595,027.93       $5,642,686.70
 2/28/95      $ 7,713,478.10       $6,577,880.86       $5,665,257.45
 3/31/95      $ 7,749,976.88       $6,989,656.20       $5,683,952.80
 4/30/95      $ 8,090,635.47       $7,254,564.17       $5,702,709.84
 5/31/95      $ 8,297,463.83       $7,169,685.77       $5,714,115.26
 6/30/95      $ 8,346,129.26       $7,045,650.21       $5,725,543.49
 7/31/95      $ 8,759,785.41       $7,486,003.35       $5,725,543.49
 8/31/95      $ 8,534,707.65       $7,202,283.82       $5,740,429.91
 9/30/95      $ 8,692,870.59       $7,344,889.04       $5,751,910.77
10/31/95      $ 8,504,291.62       $7,149,514.99       $5,770,892.07
11/30/95      $ 8,638,121.84       $7,350,416.36       $5,766,852.45
12/31/95      $ 8,834,439.23       $7,648,108.22       $5,762,815.65
 1/31/96      $ 9,117,594.21       $7,680,995.09       $5,796,816.26
 2/29/96      $ 9,262,240.88       $7,708,646.67       $5,815,366.08
 3/31/96      $ 9,331,739.67       $7,874,382.58       $5,845,605.98
 4/30/96      $ 9,672,913.59       $8,105,101.98       $5,868,403.84
 5/31/96      $ 9,786,637.83       $7,957,589.13       $5,879,553.81
 6/30/96      $ 9,755,047.53       $8,004,538.90       $5,883,081.54
 7/31/96      $ 9,502,326.33       $7,772,407.28       $5,894,259.40
 8/31/96      $ 9,780,319.65       $7,791,061.05       $5,905,458.49
 9/30/96      $ 9,862,544.30       $7,999,861.49       $5,924,355.96
10/31/96      $ 9,957,437.04       $7,919,862.88       $5,943,313.90
11/30/96      $10,469,858.82       $8,236,657.39       $5,954,606.19
12/31/96      $10,741,158.03       $8,132,875.51       $5,954,606.19
 1/31/97      $10,938,363.61       $7,849,851.44       $5,973,660.93
 2/28/97      $11,089,454.94       $7,980,158.97       $5,992,179.28
 3/31/97      $11,201,336.73       $8,011,281.59       $6,007,159.73
 4/30/97      $11,148,686.55       $8,055,343.64       $6,014,368.32
 5/31/97      $11,609,375.31       $8,581,357.58       $6,010,759.70
 6/30/97      $12,122,715.50       $9,056,764.79       $6,017,972.61
 7/31/97      $12,563,661.23       $9,205,295.73       $6,025,194.18
 8/31/97      $11,852,883.18       $8,519,501.20       $6,036,642.05
 9/30/97      $12,807,167.84       $8,998,297.17       $6,051,733.65
10/31/97      $11,859,464.61       $8,309,027.61       $6,066,862.99
11/30/97      $11,780,488.71       $8,225,937.33       $6,063,222.87
12/31/97      $11,972,340.37       $8,299,970.77       $6,055,947.00


Periods ended 12/31/97


                                                       SINCE
                                                     INCEPTION
                                      ONE-YEAR       (10/18/90)
Average Annual Total Return (1,2)       11.4%         12.9%

Cumulative Total Return (1,3)           11.4%         139.4%


(1) The Investment Manager and Fund Administrator have agreed in advance to waive a portion of their respective fees in order to limit the total expenses of the Fund to 1% of average net assets through April 30, 1998. If these fee waivers are insufficient to so limit the Fund's expenses, the Fund Administrator has agreed to make certain payments to reduce the Fund's expenses. After April 30, 1998, these agreements may end at any time upon notice to the Board. These voluntary agreements did not result in any fee waivers for the Fund for the fiscal year ended December 31, 1997. Past expense waivers by the Fund's manager increased the Fund's total returns.

(2) Average annual total return represents the average annual change in value of an investment over the indicated periods.

(3) Cumulative total return represents the change in value of an investment over the indicated periods.

(4) Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

(5)  Source: U.S. Bureau of Labor Statistics (1/13/98).

     All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


portfolio. We believe safety is not found in the so-called 'flight to quality' if that flight consists of buying high quality companies which are heavily overvalued. High quality companies can sustain sharp share price declines and one only has to consider the experience of Japanese blue chips since 1989 to bear this out. There are certainly overvalued securities in the world, but equally there are undervalued ones.

     This discussion reflects our views and opinions as of December 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

     Of course, it should be remembered that investing in foreign securities involves special risks related to market and currency volatility, and economic, social, political, and other factors in the countries where the Fund is invested. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong market has increased 1,268% in the last 15 years, but has suffered five declines of more than 20% during that time.(1) These special risks and other considerations are discussed in the Fund's prospectus.

     We believe that we are currently in a global bear market, and, if this is the case, there could be further declines. We have already seen bear markets in Asia, and the early stages of undervaluation have appeared as the pessimism deepens. History provides a guide as to the appropriate course of action during these times: be patient, search for value, and invest in a diversified portfolio. This is the target we have always set for ourselves at Templeton, and in 1998, we believe more than ever it is the principle which should guide us.

Best regards,

/s/Donald F. Reed

Donald F. Reed, C.F.A., C.I.C.
President
Templeton Institutional Funds, Inc.


/s/Gary P. Motyl

Gary P. Motyl, C.F.A.
Executive Vice President
Templeton Investment Counsel, Inc.

For the most current portfolio information, please call 1-800-362-6243.

1. Source: Bloomberg. Based on quarterly percentage price change over the 15 years ended December 31, 1997.

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Financial Highlights

                                                                                    YEAR ENDED DECEMBER 31,
                                                                ----------------------------------------------------------------
                                                                   1997          1996          1995          1994        1993++
                                                                ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................        $16.34        $14.04        $12.86        $13.32      $10.05
                                                                ----------------------------------------------------------------
Income from investment operations:
 Net investment income                                                 .42           .45           .31           .20         .23
 Net realized and unrealized gain (loss)....................          1.43          2.54          1.35          (.16)       3.19
                                                                ----------------------------------------------------------------
Total from investment operations............................          1.85          2.99          1.66           .04        3.42
                                                                ----------------------------------------------------------------
Less distributions from:
 Net investment income......................................          (.43)         (.45)         (.31)         (.19)       (.09)
 In excess of net investment income.........................            --          (.02)           --            --          --
 Net realized gains.........................................          (.40)         (.14)         (.17)         (.31)       (.06)
 In excess of net realized gains............................            --          (.08)           --            --          --
                                                                ----------------------------------------------------------------
Total distributions.........................................          (.83)         (.69)         (.48)         (.50)       (.15)
                                                                ----------------------------------------------------------------
Net asset value, end of year................................        $17.36        $16.34        $14.04        $12.86      $13.32
                                                                ================================================================
Total Return................................................        11.43%        21.58%        13.00%         0.24%      34.03%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $3,706,006    $2,857,591    $1,817,883    $1,093,227    $407,970
Ratios to average net assets:
 Expenses...................................................          .84%          .87%          .88%          .95%       1.00%
 Expenses, excluding waiver and payments by affiliate.......          .84%          .87%          .88%          .95%       1.03%
 Net investment income......................................         2.49%         3.20%         2.70%         2.03%       1.73%
Portfolio turnover rate.....................................        15.25%         7.39%        20.87%         7.90%      42.79%
Average commission rate paid*...............................        $.0013        $.0021            --            --          --

*Relates to purchases and sales of equity securities. Prior to fiscal year 1996 disclosure of average commission rate was not required.
++Based on average weighted shares outstanding.
                       See Notes to Financial Statements.
                                                                               5

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997

                                                                  COUNTRY             SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS  78.9%
AEROSPACE & MILITARY TECHNOLOGY
Hong Kong Aircraft Engineering Co. Ltd......................     Hong Kong              195,600      $      492,218
                                                                                                     --------------
APPLIANCES & HOUSEHOLD DURABLES  1.2%
Sony Corp...................................................       Japan                502,300          44,624,952
                                                                                                     --------------
AUTOMOBILES  2.5%
Bertrand Faure SA...........................................      France                150,000          10,664,617
Fiat SpA....................................................       Italy             13,522,000          39,220,679
Volvo AB, B.................................................      Sweden              1,586,075          42,548,895
                                                                                                     --------------
                                                                                                         92,434,191
                                                                                                     --------------
BANKING  13.0%
Argentaria Corporacion Bancaria de Espana SA, ADR...........       Spain              1,468,000          44,865,750
Australia & New Zealand Banking Group Ltd...................     Australia            3,384,161          22,365,067
Banco di Sardegna SpA, di Risp..............................       Italy                983,450           8,990,034
Banco Totta & Acores SA.....................................     Portugal               444,000           8,718,370
Banque Nationale de Paris, ADR, 144A........................      France                929,500          49,405,508
Barclays Plc................................................  United Kingdom             49,500           1,312,943
BPI Socieda de Gestora de Participacoes Socias SA...........     Portugal               681,408          16,567,785
Canadian Imperial Bank of Commerce..........................      Canada              1,555,200          48,537,084
Cho Hung Bank Co. Ltd., GDR.................................    South Korea             600,000           1,140,000
*Commercial Bank of Korea Co. Ltd...........................    South Korea             615,000           1,044,956
Credit Suisse Group, reg....................................    Switzerland             296,100          45,782,917
Daegu Bank Co. Ltd..........................................    South Korea             951,843           2,145,157
Deutsche Bank AG............................................      Germany               710,200          49,662,679
HSBC Holdings Plc...........................................     Hong Kong            1,478,930          36,453,172
Komercni Banka AS...........................................  Czech Republic            141,500           5,339,082
Komercni Banka AS, GDR, 144A................................  Czech Republic            326,500           3,999,625
Kookmin Bank, GDR, Reg S....................................    South Korea             203,747           1,166,452
Korea Long Term Credit Bank.................................    South Korea             254,892           1,563,939
Merita Ltd., A..............................................      Finland             8,113,000          44,367,503
National Bank of Canada.....................................      Canada              1,154,200          19,060,999
National Westminster Bank Plc...............................  United Kingdom             58,300             966,592
*Philippine National Bank...................................    Philippines           1,970,605           4,330,465
PT Bank Pan Indonesia TBK...................................     Indonesia           14,316,000           2,082,327
*PT Bank Pan Indonesia TBK, wts.............................     Indonesia            2,045,142              17,477
PT Lippo Bank, fgn..........................................     Indonesia            7,252,000             791,127
Sparbanken AB, A............................................      Sweden                464,320          10,555,518
Svenska Handelsbanken, A....................................      Sweden              1,354,450          46,826,349
Thai Farmers Bank Public Co. Ltd., fgn......................     Thailand             2,650,000           4,954,594
                                                                                                     --------------
                                                                                                        483,013,471
                                                                                                     --------------
BROADCASTING & PUBLISHING  0.2%
News Corp. Ltd..............................................     Australia            1,317,422           7,272,597
                                                                                                     --------------
BUILDING MATERIALS & COMPONENTS  1.4%
Pioneer International Ltd...................................     Australia           10,469,572          28,590,660
Siam City Cement Public Co. Ltd., fgn.......................     Thailand               815,746             871,524
Svedala Industri, A.........................................      Sweden              1,355,000          22,356,075
Unione Cementi Marchino Emiliane (Unicem), di Risp..........       Italy                    200                 709
                                                                                                     --------------
                                                                                                         51,818,968
                                                                                                     --------------
BUSINESS & PUBLIC SERVICES  1.5%
Adecco SA...................................................    Switzerland                 944             266,645
Esselte AB, A...............................................      Sweden                 63,000           1,190,191
Esselte AB, B...............................................      Sweden                929,400          18,845,754
Hyder Plc...................................................  United Kingdom          1,083,333          17,187,289
SGS Societe Generale de Surveillance Holdings Ltd., br......    Switzerland               6,420          12,298,430
*Waste Management International Plc.........................  United Kingdom          1,764,960           5,101,711
                                                                                                     --------------
                                                                                                         54,890,020
                                                                                                     --------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                  COUNTRY             SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
CHEMICALS  4.3%
Akzo Nobel NV...............................................    Netherlands             130,564      $   22,511,368
Bayer AG....................................................      Germany               899,230          33,364,982
Courtaulds Plc. ............................................  United Kingdom          1,285,000           6,278,536
European Vinyls Corporation Evc International NV............    Netherlands              36,636             813,069
Imperial Chemical Industries Plc. ..........................  United Kingdom            387,000           5,974,576
Rhone-Poulenc SA, A.........................................      France              1,561,412          69,943,786
Solvay SA...................................................      Belgium               311,370          19,580,905
Solvay SA, ADR..............................................      Belgium                 1,615             101,561
                                                                                                     --------------
                                                                                                        158,568,783
                                                                                                     --------------
CONSTRUCTION & HOUSING  0.4%
Daito Trust Construction Co. Ltd. ..........................       Japan              1,135,400           6,930,488
Fletcher Challenge Building Ltd. ...........................    New Zealand           1,403,250           2,868,082
Kyudenko Corp. .............................................       Japan                909,000           4,587,815
                                                                                                     --------------
                                                                                                         14,386,385
                                                                                                     --------------
DATA PROCESSING & REPRODUCTION  0.5%
*Newbridge Networks Corp. ..................................      Canada                475,800          16,664,071
                                                                                                     --------------
ELECTRICAL & ELECTRONICS  4.1%
ABB AB, A...................................................      Sweden                164,000           1,941,586
ABB AG, br. ................................................    Switzerland              19,679          24,705,617
Alcatel Alsthom Cie Generale D'Electricite SA...............      France                216,154          27,474,921
*General Electric Co. Plc. .................................  United Kingdom          3,300,000          21,624,951
Hitachi Ltd. ...............................................       Japan              4,242,000          30,214,138
Philips Electronics NV......................................    Netherlands             760,000          45,577,886
                                                                                                     --------------
                                                                                                        151,539,099
                                                                                                     --------------
ELECTRONIC COMPONENTS & INSTRUMENTS  0.5%
BICC Plc. ..................................................  United Kingdom          6,281,099          17,743,218
                                                                                                     --------------
ENERGY SOURCES  3.9%
Fletcher Challenge Energy Ltd. .............................    New Zealand           1,405,000           4,919,348
MOL Magyar Olay-Es Gazipari RT, GDS 144A....................      Hungary             1,339,742          32,555,731
Repsol SA...................................................       Spain                756,900          32,293,075
Saga Petroleum AS, A........................................      Norway              1,194,500          20,569,695
Societe Elf Aquitaine SA....................................      France                465,808          54,177,220
YPF Sociedad Anonima, ADR...................................     Argentina               46,000           1,572,625
                                                                                                     --------------
                                                                                                        146,087,694
                                                                                                     --------------
FINANCIAL SERVICES  2.1%
AXA SA......................................................      France                594,754          46,020,925
*Capital Portugal Fund......................................     Portugal                 2,830             438,223
Chile Fund Inc. ............................................       Chile                359,100           6,396,469
India Fund, B...............................................       India              4,211,265           6,224,771
Industrial Credit & Inv. Corp. of India, GDR, 144A..........       India              1,359,500          17,571,538
*Korea International Trust..................................    South Korea                  92             724,960
*Korea International Trust, IDR.............................    South Korea                   2              19,500
London Pacific Group Ltd. ..................................  United Kingdom            535,190           1,555,785
                                                                                                     --------------
                                                                                                         78,952,171
                                                                                                     --------------
FOOD & HOUSEHOLD PRODUCTS  1.4%
Albert Fisher Group Plc. ...................................  United Kingdom         30,658,920          18,378,836
Hillsdown Holdings Plc. ....................................  United Kingdom          7,265,010          17,718,664
Northern Foods Plc. ........................................  United Kingdom          1,271,811           5,493,468
Tate & Lyle Plc. ...........................................  United Kingdom          1,450,000          11,954,737
                                                                                                     --------------
                                                                                                         53,545,705
                                                                                                     --------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                  COUNTRY             SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FOREST PRODUCTS & PAPER  2.9%
*Asia Pacific Resources International Hldgs. Ltd., A........     Indonesia              103,250      $      193,594
Asia Pulp & Paper Co. Ltd., ADR.............................     Indonesia              185,100           1,862,569
Assidomaen AB...............................................      Sweden                200,000           5,063,036
Carter Holt Harvey Ltd. ....................................    New Zealand           3,149,000           4,863,716
Cartiere Burgo SpA..........................................       Italy              2,218,760          13,228,526
Enso OY, R..................................................      Finland                54,000             419,181
Fletcher Challenge Ltd. Forestry Division...................    New Zealand           4,552,398           3,779,986
Fletcher Challenge Paper Ltd. ..............................    New Zealand           2,732,500           3,569,904
Metsa Serla OY, B...........................................      Finland             1,418,000          11,059,422
PT Tjiwi Kimia TBK..........................................     Indonesia            2,530,782             621,192
*PT Tjiwi Kimia TBK, wts. ..................................     Indonesia              351,495              20,451
PT Barito Pacific Timber TBK................................     Indonesia            3,852,000           1,103,073
Sappi Ltd. .................................................   South Africa             227,255           1,144,097
Stora Kopparbergs Bergslags AB, B...........................      Sweden              1,241,500          15,401,674
Svenska Cellulosa AB, B.....................................      Sweden                600,000          13,488,835
+Unipapel SA................................................       Spain                309,693           6,484,547
UPM-Kymmene Corp............................................      Finland             1,305,000          26,343,316
                                                                                                     --------------
                                                                                                        108,647,119
                                                                                                     --------------
HEALTH & PERSONAL CARE  2.3%
Astra AB, A.................................................      Sweden              1,533,066          26,549,021
Medeva Plc. ................................................  United Kingdom          1,739,171           4,612,996
*Nycomed Amersham Plc., fgn. ...............................  United Kingdom            523,974          19,822,203
*Nycomed Amersham Plc., fgn., non-voting....................  United Kingdom            969,835          35,242,818
                                                                                                     --------------
                                                                                                         86,227,038
                                                                                                     --------------
INDUSTRIAL COMPONENTS  1.5%
*BTR Plc. ..................................................  United Kingdom         11,408,000          34,942,714
BTR Plc., fgn. .............................................  United Kingdom          1,375,780           4,070,859
Lucas Varity Plc. ..........................................  United Kingdom          4,600,000          16,280,712
                                                                                                     --------------
                                                                                                         55,294,285
                                                                                                     --------------
INSURANCE  6.1%
Ace Ltd. ...................................................      Bermuda               336,500          32,472,250
Aegon NV....................................................    Netherlands             468,889          41,740,174
GIO Australia Holdings Ltd. ................................     Australia            7,735,003          19,776,982
ING Groep NV................................................    Netherlands             886,952          37,356,398
Istituto Nazionale Delle Assicurazioni SpA..................       Italy             12,104,000          24,550,114
Skandia Foersaekrings AB....................................      Sweden                300,000          14,150,052
Zuerich Versicherung, new...................................    Switzerland             113,655          54,119,577
                                                                                                     --------------
                                                                                                        224,165,547
                                                                                                     --------------
LEISURE & TOURISM  0.7%
Kuoni Reisen Holding AG, B..................................    Switzerland               6,765          25,340,112
                                                                                                     --------------
MACHINERY & ENGINEERING  1.6%
Hitachi Koki Co. Ltd. ......................................       Japan                164,000             508,693
New Holland NV..............................................    Netherlands           1,372,000          36,272,250
VA Technologie AG...........................................     Australia              114,450          17,378,387
VA Technologie AG, 144A.....................................     Australia               28,000           4,251,593
                                                                                                     --------------
                                                                                                         58,410,923
                                                                                                     --------------
MERCHANDISING  1.8%
Dairy Farm International Holdings Ltd. .....................     Hong Kong            6,211,430           6,708,344
House of Fraser Plc. .......................................  United Kingdom          1,750,000           5,762,630
Kwik Save Group Plc. .......................................  United Kingdom          2,665,910          12,697,311
Storehouse Plc. ............................................  United Kingdom         10,162,600          39,640,282
Wessel & Vett AS, C.........................................      Denmark                23,400           1,499,234
                                                                                                     --------------
                                                                                                         66,307,801
                                                                                                     --------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                  COUNTRY             SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
METALS & MINING  2.2%
Boehler Uddeholm AG.........................................     Australia               20,450      $    1,198,846
Boehler Uddeholm AG, 144A...................................     Australia               60,000           3,517,397
Elkem AS....................................................      Norway                872,300          11,591,241
Pechiney SA, A..............................................      France                568,000          22,423,660
RGC Ltd. ...................................................     Australia            7,378,895          11,253,521
*Union Miniere NPV..........................................      Belgium               261,270          18,122,693
WMC Ltd. ...................................................     Australia            4,050,528          14,123,640
                                                                                                     --------------
                                                                                                         82,230,998
                                                                                                     --------------
MISCELLANEOUS MATERIALS & COMMODITIES  0.1%
Golden Hope Plantations Bhd., fgn. .........................     Malaysia             1,960,000           2,267,644
                                                                                                     --------------
MULTI-INDUSTRY  2.6%
Alfa SA de CV, A............................................      Mexico                450,000           3,049,997
Compagnie Generale Industrie de Participation...............      France                 25,000           8,972,335
Hicom Holdings Bhd. ........................................     Malaysia             4,800,000           2,764,366
Hutchison Whampoa Ltd. .....................................     Hong Kong            3,333,500          20,906,969
Jardine Matheson Holdings Ltd. .............................     Hong Kong            3,286,341          16,760,339
Jardine Strategic Holdings Ltd. ............................     Hong Kong            5,115,130          13,503,943
*Jardine Strategic Holdings Ltd., wts. .....................     Hong Kong              345,687              13,827
Marine Wendel SA............................................      France                 29,105           3,307,771
PT Bimantara Citra..........................................     Indonesia            4,280,000             817,091
Swire Pacific Ltd., A.......................................     Hong Kong            4,993,000          27,384,501
                                                                                                     --------------
                                                                                                         97,481,139
                                                                                                     --------------
REAL ESTATE  1.7%
Bail Investissement.........................................      France                 92,800          12,319,880
Hang Lung Development Co. Ltd. .............................     Hong Kong            4,684,050           6,588,740
New World Development Co. Ltd. .............................     Hong Kong            3,269,719          11,308,358
Taylor Woodrow Plc. ........................................  United Kingdom         11,078,810          32,478,774
                                                                                                     --------------
                                                                                                         62,695,752
                                                                                                     --------------
TELECOMMUNICATIONS  7.8%
British Telecommunications Plc. ............................  United Kingdom          2,930,000          23,086,117
Compania De Telecomunicaciones De Chile SA, Spons. ADR......       Chile                357,010          10,665,674
*Digital Telecommunications Philippines Inc. ...............    Philippines          56,566,500           2,039,187
Hong Kong Telecommunications Ltd. ..........................     Hong Kong              255,500             525,903
Jasmine International Public Co. Ltd., fgn. ................     Thailand             3,969,000             848,077
Koninklijke Ptt Nederland NV................................    Netherlands             200,000           8,344,635
Nokia AB, A.................................................      Finland               611,200          42,734,200
Philippine Long Distance Telephone Co., ADR.................    Philippines             709,905          15,972,863
PT Indosat TBK, ADR.........................................     Indonesia              140,700           2,717,269
*SPT Telecom AS.............................................  Czech Republic              5,100             545,596
Tele Danmark AS, B..........................................      Denmark                85,000           5,272,260
Telecom Argentina Stet-France SA, ADR.......................     Argentina            1,115,400          39,875,550
Telecom Italia Mobile SpA, di Risp..........................       Italy                332,000             939,322
Telecom Italia SpA..........................................       Italy                 36,950             236,363
Telecom Italia SpA, di Risp.................................       Italy             15,924,000          69,970,182
Telefonica de Argentina SA, B, ADR..........................     Argentina              242,200           9,021,950
Telefonica de Espana SA.....................................       Spain              1,966,245          56,141,554
Videsh Sanchar Nigam Ltd., GDR, 144A........................     Indonesia              127,600           1,776,830
                                                                                                     --------------
                                                                                                        290,713,532
                                                                                                     --------------
TEXTILES & APPAREL  0.2%
Courtaulds Textiles Plc. ...................................  United Kingdom          1,500,000           8,782,519
                                                                                                     --------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                  COUNTRY             SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
TRANSPORTATION  1.3%
Mayne Nickless Ltd., A......................................     Australia            4,416,318      $   23,343,309
Qantas Airways Ltd., ADR, 144A..............................     Australia              827,500          14,605,375
Unitor ASA..................................................      Norway                818,735           9,991,342
                                                                                                     --------------
                                                                                                         47,940,026
                                                                                                     --------------
UTILITIES ELECTRICAL & GAS  8.4%
BG Plc. ....................................................  United Kingdom          7,483,308          33,675,378
British Energy Ltd., fgn. ..................................  United Kingdom          3,000,000          21,161,805
*Centrica Plc. .............................................  United Kingdom          6,482,150           9,368,500
*CEZ AS.....................................................  Czech Republic            480,663          15,773,796
Endesa SA, br. .............................................       Spain              1,567,200          27,825,901
Evn Energie-Versorgung Niederoesterreich AG.................     Australia              133,338          17,522,735
Hong Kong Electric Holdings Ltd. ...........................     Hong Kong            2,799,800          10,640,613
Iberdrola SA................................................       Spain              2,999,043          39,468,863
Korea Electric Power Corp. .................................    South Korea             628,810           5,805,827
National Power Plc. ........................................  United Kingdom          3,069,416          30,372,539
Nova Corp. .................................................      Canada                365,000           3,490,313
Shandong Huaneng Power Development Co. Ltd., ADR............       China              1,032,965           7,101,634
Thames Water Group Plc. ....................................  United Kingdom          3,439,260          51,457,855
VEBA AG.....................................................      Germany               544,500          37,076,848
                                                                                                     --------------
                                                                                                        310,742,607
                                                                                                     --------------
WHOLESALE & INTERNATIONAL TRADE  0.7%
Brierley Investments Ltd. ..................................    New Zealand          33,843,199          24,170,766
                                                                                                     --------------
      TOTAL COMMON STOCKS (COST $2,373,754,295).............                                          2,923,451,351
                                                                                                     --------------
PREFERRED STOCKS  7.0%
ABN Amro NV, conv., pfd. ...................................    Netherlands             457,188          34,497,948
Banco Bradesco SA, pfd. ....................................      Brazil          2,401,200,000          23,666,682
*Banco Bradesco SA, pfd., rts. .............................      Brazil             73,590,202             263,752
Cia de Inversiones en Telecomun SA, 7.00%, conv. 3/03/98,
  pfd. .....................................................     Argentina              639,390          44,757,300
Concessioni e Costruzioni Autostrade SpA, B, pfd. ..........       Italy              8,865,000          24,780,907
*Lojas Americanas SA, pfd. .................................      Brazil            396,729,153           1,848,476
Nacional Financiera SA, 11.25%, conv., pfd., 5/15/98, PRIDE
4...........................................................      Mexico                177,000           9,912,000
Nacional Financiera SA, 11.25%, conv., pfd., 5/15/98, PRIDE
EURO TRANCHE................................................      Mexico                580,306          32,497,136
News Corp. Ltd., pfd. ......................................     Australia            5,481,457          27,129,877
Telebras-Telecomunicacoes Brasileiras SA, pfd., ADR.........      Brazil                467,800          54,469,463
Vale do Rio Doce, pfd., ADR.................................      Brazil                335,000           6,738,721
                                                                                                     --------------
      TOTAL PREFERRED STOCKS (COST $163,513,571)............                                            260,562,262
                                                                                                     --------------
                                                                                    PRINCIPAL
                                                                                     AMOUNT**
                                                                                     --------
SHORT TERM INVESTMENTS (COST $519,147,704)  14.0%
U.S. Treasury Bills, 4.85% to 5.37%, with maturities to
  3/26/98...................................................   United States      $ 522,015,000         519,305,427
                                                                                                     --------------
      TOTAL INVESTMENTS (COST $3,056,415,570)  99.9%........                                          3,703,319,040
      OTHER ASSETS, LESS LIABILITIES  0.1%..................                                              2,687,104
                                                                                                     --------------
      TOTAL NET ASSETS  100.0%..............................                                         $3,706,006,144
                                                                                                     ==============

*Non-income producing.
**Securities traded in U.S. dollars.
+The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investment in affiliated companies at December 31, 1997, were $6,484,547.
                       See Notes to Financial Statements.
 10

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

Assets:
 Investments in securities, at value (cost
  $3,056,415,570)...........................................  $3,703,319,040
 Receivables:
  Investment securities sold................................         370,923
  Capital shares sold.......................................       9,905,327
  Dividends and interest....................................      12,546,169
                                                              --------------
     Total assets...........................................   3,726,141,459
                                                              --------------
Liabilities:
 Payables:
  Investment securities purchased...........................       5,922,605
  Capital shares redeemed...................................       8,910,696
  To affiliates.............................................       2,455,419
 Distributions to shareholders..............................         117,739
 Funds advanced by custodian................................       1,313,335
 Other liabilities..........................................       1,415,521
                                                              --------------
     Total liabilities......................................      20,135,315
                                                              --------------
Net assets, at value........................................  $3,706,006,144
                                                              ==============
Net assets consist of:
 Accumulated distributions in excess of net investment
   income...................................................  $     (675,469)
 Net unrealized appreciation................................     646,903,470
 Accumulated net realized gain..............................      11,780,326
 Capital shares.............................................   3,047,997,817
                                                              --------------
Net assets, at value........................................  $3,706,006,144
                                                              ==============
Net asset value per share ($3,706,006,144 / 213,429,570
  shares outstanding).......................................          $17.36
                                                                       =====

                       See Notes to Financial Statements.
                                                                              11

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

Investment Income: (net of foreign taxes of $10,528,250)
 Dividends..................................................    $ 87,085,786
 Interest...................................................      26,537,854
                                                                ------------
     Total investment income................................                       $113,623,640
Expenses:
 Management fees (Note 4)...................................      23,912,568
 Administrative fees (Note 4)...............................       2,903,341
 Transfer agent fees (Note 4)...............................          12,200
 Custodian fees.............................................       1,394,879
 Reports to shareholders....................................          34,700
 Registration and filing fees...............................         167,387
 Professional fees (Note 4).................................         118,459
 Directors' fees and expenses...............................          77,500
 Other......................................................          37,800
                                                                ------------
     Total expenses.........................................                         28,658,834
                                                                                   ------------
     Net investment income..................................                         84,964,806
                                                                                   ------------
Realized and unrealized gain (loss):
 Net realized gain (loss) from:
  Investments...............................................     114,099,101
  Foreign currency transactions.............................      (2,675,976)
                                                                ------------
 Net realized gain..........................................                        111,423,125
 Net unrealized appreciation on investments.................                        161,093,064
                                                                                   -----------
Net realized and unrealized gain............................                        272,516,189
                                                                                   ------------
Net increase in net assets resulting from operations........                       $357,480,995
                                                                                   ============

                       See Notes to Financial Statements.
 12

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                     1997              1996
                                                                --------------    --------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $   84,964,806    $   75,619,375
  Net realized gain from investments and foreign currency
    transactions............................................       111,423,125        19,801,000
  Net unrealized appreciation on investments................       161,093,064       367,862,740
                                                                --------------------------------
    Net increase in net assets resulting from operations....       357,480,995       463,283,115
                                                                --------------------------------
 Distributions to shareholders from:
  Net investment income.....................................       (86,272,005)      (76,624,372)
  In excess of net investment income........................                --        (2,669,031)
  Net realized gains........................................       (82,399,083)      (21,922,688)
  In excess of net realized gains...........................                --       (13,512,324)
Capital share transactions (Note 3).........................       659,605,504       691,152,726
                                                                --------------------------------
    Net increase in net assets..............................       848,415,411     1,039,707,426
                                                                --------------------------------
Net assets:
 Beginning of year..........................................     2,857,590,733     1,817,883,307
                                                                --------------------------------
 End of year................................................    $3,706,006,144    $2,857,590,733
                                                                ================================
Accumulated distributions in excess of net investment income included in net assets:
 End of year................................................    $     (675,469)   $   (2,669,031)
                                                                ================================

                       See Notes to Financial Statements.
                                                                              13

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Foreign Equity Series (the Fund) is a separate, diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Notes to Financial Statements  (continued)

2. MERGER OF TEMPLETON INSTITUTIONAL FUNDS, INC. FOREIGN EQUITY (SOUTH AFRICA
FREE) SERIES

On January 29, 1996, the Fund acquired the net assets of the Company's Foreign Equity (South Africa Free) Series pursuant to a plan of reorganization approved by Foreign Equity (South Africa Free) Series shareholders. The merger was accomplished by a tax-free exchange of 1,243,044 shares of the Fund (valued at $17,800,619) for the net assets of the Foreign Equity (South Africa Free) Series which aggregated $17,800,619, including $1,537,866 of unrealized appreciation. The merger was accounted for as a pooling-of-interest without restatement for financial reporting purposes. The combined net assets of the Fund immediately after the merger were $1,911,308,133.

3. CAPITAL STOCK

At December 31, 1997, there were 700 million shares authorized ($0.01 par value), of which 355 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                                                                                    YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------------
                                                              -------------1997---------------------------------1996-------------
                                                                 SHARES           AMOUNT              SHARES           AMOUNT
                                                              -------------------------------------------------------------------
Shares sold.................................................    60,131,124    $1,060,228,157         57,725,609    $  882,382,585
Shares issued on reinvestment of distributions..............     8,887,806       151,119,277          6,311,870        97,071,255
Shares issued on merger.....................................            --                --          1,243,044        17,800,619
Shares redeemed.............................................  ( 30,430,203)     (551,741,930)       (19,936,059)     (306,101,733)
                                                              -------------------------------------------------------------------
Net increase................................................    38,588,727    $  659,605,504         45,344,464    $  691,152,726
                                                              ===================================================================

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Company are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TICI of 0.70% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

TICI and FT Services agreed in advance to limit total expenses of the Fund to an annual rate of 1.00% of average net assets through May 1, 1998. For the year ended December 31, 1997, no reimbursement was necessary under the agreement.

Included in professional fees are legal fees of $11,660 that were paid to a law firm in which a partner is an officer of the Fund.

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Notes to Financial Statements  (continued)

5. INCOME TAXES

At December 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $3,057,682,655 was as follows:

Unrealized appreciation.....................................  $ 885,110,270
Unrealized depreciation.....................................   (239,473,885)
                                                              -------------
Net unrealized appreciation.................................  $ 645,636,385
                                                              =============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1997 aggregated $808,872,227 and $444,941,111, respectively.

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
INDEPENDENT AUDITOR'S REPORT
The Board of Directors and Shareholders
Templeton Institutional Funds, Inc. - Foreign Equity Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Foreign Equity Series of Templeton Institutional Funds, Inc. as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Foreign Equity Series of Templeton Institutional Funds, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                      McGladrey & Pullen, LLP

New York, New York
January 30, 1998

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 20

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

Assets:
 Investments in securities, at value (cost
  $3,056,415,570)...........................................  $3,703,319,040
 Receivables:
  Investment securities sold................................         370,923
  Capital shares sold.......................................       9,905,327
  Dividends and interest....................................      12,546,169
                                                              --------------
     Total assets...........................................   3,726,141,459
                                                              --------------
Liabilities:
 Payables:
  Investment securities purchased...........................       5,922,605
  Capital shares redeemed...................................       8,910,696
  To affiliates.............................................       2,455,419
 Distributions to shareholders..............................         117,739
 Funds advanced by custodian................................       1,313,335
 Other liabilities..........................................       1,415,521
                                                              --------------
     Total liabilities......................................      20,135,315
                                                              --------------
Net assets, at value........................................  $3,706,006,144
                                                              ==============
Net assets consist of:
 Accumulated distributions in excess of net investment
   income...................................................  $     (675,469)
 Net unrealized appreciation................................     646,903,470
 Accumulated net realized gain..............................      11,780,326
 Capital shares.............................................   3,047,997,817
                                                              --------------
Net assets, at value........................................  $3,706,006,144
                                                              ==============
Net asset value per share ($3,706,006,144 / 213,429,570
  shares outstanding).......................................          $17.36
                                                                       =====

                       See Notes to Financial Statements.
                                                                              11